Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leases

5.   Leases

On January 1, 2019, we adopted ASU No. 2016-02, Leases (“Topic 842”). Topic 842 supersedes the lease accounting requirements in Accounting Standards Codification (“ASC”) 840—Leases. In August 2018, the FASB issued ASU

2018-11, Targeted Improvements to Topic 842, which included an option to apply the new leases standard at the adoption date using a modified retrospective approach, which the Company elected.

Nature of Leases

We have finance leases for certain ship equipment and a corporate office. We have operating leases for port facilities, corporate offices, warehouses, and certain equipment. Many of our leases include both lease and non-lease components. We have adopted the practical expedient which allows us to combine lease and non-lease components by class of asset. We have applied this expedient for office leases, port facilities, and certain equipment.

Significant Assumptions and Judgments in Applying Topic 842 and Practical Expedients Elected

Our leases contain both fixed and variable payments. Fixed payments and variable lease payments that depend on a rate or index are included in the calculation of the right-of-use asset. Other variable payments are excluded from the calculation unless there is an unavoidable fixed minimum cost related to those payments such as a minimum annual guarantee. Our lease assets are amortized on a straight-line basis except for our rights to use port facilities. The expenses related to port facilities are amortized based on passenger counts as this basis represents the pattern in which the economic benefit is derived from the right to use the underlying asset.

For non-consecutive lease terms, which relate to our rights to use certain port facilities, the term of the lease is based on the number of days on which we have the right to use a specified asset. We have adopted the practical expedient to exclude leases with terms of less than one year from being included on the balance sheet. Lease expense for agreements that are short-term are disclosed below and include both fixed and variable payments.

Certain leases include one or more options to extend or terminate and are primarily in five-year increments. Lease extensions and terminations, including auto-renewing lease terms, were only included in the calculation of the right-of-use asset to the extent that the right to renew or terminate was at the option of the lessor only or where there was a more than insignificant penalty for termination.

As our leases do not have a readily determinable implicit rate, we used our weighted average cost of debt to determine the net present value of the lease payments at the adoption date. Our weighted average cost of debt is similar to the incremental borrowing rate we would have obtained if we had borrowed collateralized debt over the lease term to purchase the asset, and the rate was adjusted for longer term leases.

We have also adopted the practical expedient which allows us, by class of asset, to not separate lease and non-lease components when we are the lessor in the underlying transaction, the transactions would otherwise be accounted for under ASC 606–Revenue Recognition and the non-lease components are the predominant components of the agreements. We have applied this practical expedient to transactions with cruise passengers and concession service providers related to the use of our ships. We refer you to Note 3 – “Revenue and Expense from Contracts with Customers.”

Impacts on Financial Statements

As a result of the adoption of Topic 842 on January 1, 2019, we recorded operating lease right-of-use assets of $235.0 million and operating lease liabilities of $243.8 million. Another $8.8 million was reclassified to the operating right-of-use assets from other asset and liability accounts relating to the existing leases. The adoption of Topic 842 did not result in the identification of new finance leases. The adoption does not significantly change the timing, classification or amount of expense recognized in our consolidated financial statements nor does it change the timing, classification or amount of cash payments included within the consolidated statement of cash flows.

The components of lease expense and revenue were as follows (in thousands):

Year Ended
December 31, 2019
Operating lease expense	$31,596
Variable lease expense	14,284
Short-term lease expense	50,832
Finance lease cost:
Amortization of right-of-use assets	1,765
Interest on lease liabilities	1,239
Operating lease revenue	446
Sublease income	1,615

Lease balances were as follows (in thousands):

	Balance Sheet location	December 31, 2019
Operating leases
Right-of-use assets	Other long-term assets	$236,604
Current operating lease liabilities	Accrued expenses and other liabilities	39,126
Non-current operating lease liabilities	Other long-term liabilities	207,243

Finance leases
Right-of-use assets	Property and equipment, net	13,873
Current finance lease liabilities	Current portion of long-term debt	6,419
Non-current finance lease liabilities	Long-term debt	8,812

Supplemental cash flow information related to leases was as follows (in thousands):

Year Ended
December 31, 2019
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash outflows from operating leases	$75,539
Operating cash outflows from finance leases	1,051
Financing cash outflows from finance leases	2,826

Right-of-use assets obtained in exchange for lease obligations:
Operating leases	24,834
Finance leases	705

As of December 31, 2019, maturities of lease liabilities, weighted-average remaining lease terms and discount rates for our leases were as follows (in thousands, except lease terms and discount rates):

	Operating	Finance
	leases	leases
2020	$47,796	$6,141
2021	32,144	4,912
2022	31,844	3,957
2023	31,740	730
2024	31,753	677
Thereafter	112,718	629
Total	287,995	17,046
Less: Present value discount	(41,626)	(1,815)
Present value of lease liabilities	$246,369	$15,231
Weighted average remaining lease term (years)	8.30	3.65
Weighted average discount rate	3.76%	7.47%

As previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2018, future minimum lease payments for operating leases having initial or remaining noncancelable lease terms in excess of one year were as follows under the previous lease accounting standard (ASC 840) (in thousands):

Year	December 31, 2018
2019	$16,651
2020	16,105
2021	15,315
2022	14,391
2023	13,462
Thereafter	52,626
Total minimum annual rentals	$128,550

Leases That Have Not Yet Commenced

We have multiple agreements that have been executed where the lease term has not commenced as of December 31, 2019. These are primarily related to our rights to use certain port facilities currently under construction. Although we may have provided design input, construction management services, or advances related to these assets, we have determined that we do not control these assets during the period of construction. These port facilities are expected to open for use during 2020 and include undiscounted minimum annual guarantees of approximately $1.1 billion of passenger fees.